SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)   April 3, 1996

                              THE SCOTTS COMPANY
            (Exact name of registrant as specified in its charter)




      Ohio                          1-11593                  31-1199481
(State or other                 (Commission File            (IRS Employer
 jurisdiction of                    Number)              Identification No.)
 incorporation)


      14111 Scottslawn Road, Marysville, Ohio                  43041
     (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code (513) 644-0011


                                Not Applicable
        (Former name or former address, if changed since last report.)



                             Page 1 of 10 Pages.
                       Index to Exhibits is on Page 4.

Item 1.     Changes in Control of Registrant.

            Not Applicable.

Item 2.     Acquisition or Disposition of Assets.

            Not Applicable.

Item 3.     Bankruptcy or Receivership.

            Not Applicable.

Item 4.     Changes in Registrant's Certifying Accountant.

            Not Applicable.

Item 5.     Other Events.

     On April 3, 1996, Tadd C. Seitz, the Chairman of the Board and Interim President and Chief Executive Officer of The Scotts Company (the "Registrant") forwarded to certain investors and analysts the letter included herewith as
Exhibit 99 (the "Letter to Investors").

Item 6.     Resignations of Registrant's Directors.

            Not Applicable.

Item 7.     Financial Statements and Exhibits.

            (a) - (b)   None required.

            (c)   Exhibits.

Exhibit Number            Description                              Page No.

     99       Letter to Investors, dated April 3, 1996          5 through 10


Item 8.     Change in Fiscal Year.

            Not Applicable.






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


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    THE SCOTTS COMPANY



Date:  April 3, 1996          By: /s/Tadd C. Seitz
                                  ____________________________________
                                     Tadd C. Seitz, Chairman of the
                                     Board and Interim President
                                     and Chief Executive Officer












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


                               INDEX TO EXHIBITS


Exhibit Number            Description                              Page No.

     99       Letter to Investors, dated April 3, 1996          5 through 10
















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